UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 28, 2017
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2017, Customers Bancorp, Inc. (the "Company") completed a public offering of $100,000,000 in aggregate principal amount of its 3.95% senior notes due 2022 (the "Senior Notes") pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated as of June 28, 2017, among the Company, Customers Bank, the Company's wholly owned banking subsidiary (the "Bank") and Sandler O'Neill + Partners, L.P. (the "Underwriter").  The price to the purchasers was 99.775% of the principal amount of the Senior Notes representing a yield-to-maturity of 4.0%.

The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and estimated expenses, will be approximately $98,425,000. The Company expects to use the net proceeds for general corporate purposes, which may include working capital and the funding of organic growth at Customers Bank. The Company also may use a portion of the proceeds to refinance outstanding senior unsecured notes that mature on July 31, 2018.

The Company and the Bank made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Bank and the registration statement, prospectus, prospectus supplements and other documents and filings relating to the offering of the Senior Notes. In addition, the Company and the Bank have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company issued the Senior Notes pursuant to an Indenture dated July 30, 2013 (the "Base Indenture") entered into with Wilmington Trust, National Association, as trustee (the "Trustee"), as supplemented by a Second Supplemental Indenture relating to the Senior Notes between the Company and the Trustee dated June 30, 2017 (the "Supplemental Indenture" and collectively with the Base Indenture, the "Indenture").

The Senior Notes are the senior unsecured obligations of the Company and will rank equally with all of the Company's existing and future unsecured senior indebtedness, will be effectively subordinated to any of the Company's secured indebtedness, structurally subordinated to the existing and future indebtedness of the Company's subsidiaries and senior in right of payment to any of the Company's existing or future obligations that are by their terms expressly subordinated or junior in right of payment to the Senior Notes. The Senior Notes will be obligations of Customers Bancorp, Inc. only and will not be obligations of, and will not be guaranteed by, any of the Company's subsidiaries, including the Bank.

The Senior Notes will bear interest at a rate of 3.95% per year, payable semi-annually on June 30 and December 30 of each year, commencing on December 30, 2017.  The Senior Notes will mature on June 30, 2022. The Company may, at its option, at any time on or after the date that is 30 days prior to the maturity date, redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed plus accrued and unpaid interest thereon to the date of redemption.  The Senior Notes will not be subject to repayment at the option of the holder at any time prior to maturity and will not be entitled to any sinking fund.

The Indenture contains several covenants which, among other things, limit the Company's ability to issue any senior debt with a maturity date prior to the maturity date of the Senior Notes, or senior debt providing for the Company's ability to call or redeem any such senior debt prior to the maturity date of the Senior Notes. The Indenture also limits the Company's and the Bank's ability to sell or otherwise dispose of certain of the Bank's equity securities or incur debt secured by certain of the Bank's equity securities, and, in addition, limits the Bank's ability to issue certain of its equity securities and its ability to merge, consolidate or take similar actions. The Indenture also contains a number of other customary terms, covenants and events of default. These and other provisions in the Indenture are subject to a number of exceptions, qualifications and limitations.

Copies of the Supplemental Indenture and Note are attached hereto as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing description of the Senior Notes and the Indenture is a summary and is qualified in its entirety by the terms of the Senior Note and the Indenture.

The offering of the Senior Notes was made pursuant to the Company's effective registration statement on Form S-3 (Registration Statement No. 333-218483) previously filed with the SEC, including the prospectus contained therein, and the preliminary prospectus supplement dated June 26, 2017 and final prospectus supplement dated June 28, 2017 filed by the Company with the SEC relating to this offering.

A copy of the opinion of Stradley Ronon Stevens & Young, LLP relating to the Senior Notes is attached as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item 2.03 is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01	Other Events

On June 28, 2017, the Company issued a press release regarding the pricing terms of its previously announced offering of the Senior Notes.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 30, 2017, the Company issued a press release regarding the closing of its previously announced offering of the Senior Notes.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 28, 2017 by and among the Company, the Bank and Sandler O'Neill + Partners, L.P.
4.1	Second Supplemental Indenture dated as of June 30, 2017 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.2	Form of Senior Notes (included in Exhibit 4.1).

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).
99.1	Press Release, dated June 28, 2017, regarding the pricing of the Senior Notes offering.

99.2	Press Release, dated June 30, 2017, regarding the closing of the Senior Notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date: June 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 28, 2017 by and among the Company, the Bank and Sandler O'Neill + Partners, L.P.
4.1	Second Supplemental Indenture dated as of June 30, 2017 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.2	Form of Senior Notes (included in Exhibit 4.1).

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).
99.1	Press Release, dated June 28, 2017, regarding the pricing of the Senior Notes offering.

99.2	Press Release, dated June 30, 2017, regarding the closing of the Senior Notes offering.